SUBSCRIPTION AGREEMENT

To:	Surfect Holdings, Inc.
1800 West Broadway Road
Tempe, Arizona 85282
Fax: (480) 968-6083
Attn: Anthony Maffia,
Chief Financial Officer

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Surfect Holdings, Inc., a Delaware corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of up to 150 Units at a purchase price of $20,000 per Unit for a maximum aggregate purchase price of $3,000,000. Each Unit consists of 500,000 shares of its common stock, $0.0001 par value per share (the “Shares”), at a purchase price of $0.04 per Share ( “Purchase Price”) and (i) a five-year warrant to purchase an aggregate of 250,000 Shares at $0.06 per share and (ii) a five-year warrant to purchase an aggregate of 250,000 Shares at $0.12 per share (collectively, the “Warrants”). As used herein, the term “Units” means such Units, and all Shares and Warrants underlying the Units.

1. SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. The Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on page 7 hereof on the terms and conditions described herein.

(b) Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $20,000 per Unit, for an aggregate purchase price as set forth on page 8 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the instructions provided on Exhibit A. The Subscriber understands and agrees that, subject to applicable laws, by executing this Agreement, it is entering into a binding agreement. The Shares purchased by the Subscriber will be delivered by the Company as soon as practicable following the date hereof. Notwithstanding anything to the contrary contained herein, in the event the funds delivered by a Subscriber are not evenly divisible by the Aggregate Purchase Price, to the extent the Company accepts such subscription, the Company may round down to the nearest whole number the number of Shares to be sold to such Subscriber and the Company shall be entitled to retain any additional funds remaining due to such rounding.

2. INVESTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents and warrants to the Company and its affiliates, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Units solely for the Subscriber’s own beneficial account, for investment purposes, and not with view towards, or resale in connection with, any distribution of the Units.

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Units. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Units.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to economic considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units, and each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Units, and fully understands that the Units are a speculative investment that involve a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined in Section 4(d) below), which risk factors are incorporated herein by reference.

(e) The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Units without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Units are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Units on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Units are further restricted by state securities laws and the provisions of this Agreement.

(f) No oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(h) The Subscriber understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

(i) Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Units or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Units.

(j) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k) The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber, were prepared by management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q) The Subscriber will indemnify and hold harmless the Company and its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Aggregate Purchase Price tendered hereunder.

(r) The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(s) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

(t) The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings.

4. THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b) The Units to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c) Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s organizational materials, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to the Subscriber through the EDGAR system a true and complete copy of (i) the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, (ii) the Company’s Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2007 and (iii) each of the Company’s Current Reports on Form 8-K filed since January 1, 2007 (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e) Any information furnished by the Company in connection with the Offering is true and correct in all material respects as of its date.

(f) The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Units and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(g) The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith.

5. USE OF PROCEEDS

The Company shall use the net proceeds from the Offering for general working capital purposes.

6. INSIDER TRADING PROHIBITION; INDEMNITY

(a) Until the date on which sales are permitted under Rule 144 of the Securities Act, the Subscriber hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction that would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company and its respective officers and directors, employees, agents, sub-agents, advisors and affiliates and each other person, if any, who controls any of the foregoing, against any Loss arising out of or based upon any violation of this Section 6 by the Subscriber.

(b) The Subscriber further agrees that in the event of any dispute, action, suit or other proceeding arising out of or in connection with this Agreement brought by the Subscriber (or a transferee), the Subscriber (or transferee) shall pay the fees and expense of counsel to the Company. As used herein, the fees and expenses of counsel shall be deemed to mean the full and actual costs reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, calculated on the basis of the usual fee charged by attorneys performing such services, and the actual out-of-pocket expenses incurred in the course of performing such investigation and legal services.

7. NOTICES TO SUBSCRIBERS

(a) THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION FURNISHED IN CONNECTION WITH THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b) THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8. MISCELLANEOUS PROVISIONS

(a) Counsel. All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement. The Company and the Subscriber each have requested that attorneys at Haynes and Boone, LLP (“Counsel”) assist in documenting the terms of the agreement of the parties contained in this Agreement and related agreements. The parties acknowledge that Counsel may have previously represented the Subscriber and currently is counsel to Company in connection with this Agreement and related matters, and may continue to represent each of the parties in the future. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged by Counsel to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of Counsel in any controversy or proceeding.

(b) Legal Fees. Each of the parties hereto shall be responsible to pay the costs and expenses of their own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) Survival. The representations, warranties and agreements of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(e) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) Assignability. This Agreement is not transferable or assignable by the Subscriber.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i) Jurisdiction and Venue. The Company and the Subscriber hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York City with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of ____________ 2007.

________________________	x $20,000 for each Unit	= $_____________________.
Number of Units subscribed for	Purchase Price	Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 8.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2007, on behalf of the Company.
By: _________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By: ______________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _______________________________ Address

ACCEPTED this ____ day of __________ 2007, on behalf of the Company.
By: ________________________________ Name: Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐         You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Units, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐         You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐         You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and with total assets in excess of $5,000,000.

☐         You are a director or executive officer of Surfect Holdings, Inc.

☐         You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐         You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐         You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐         You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in Units of the Company, your:

Investment Objectives:   ☒ Aggressive Growth  ☒ Speculation

Risk Tolerance:    ☐ Low Risk    ☐ Moderate Risk    ☒ High Risk

Are you associated with a NASD Member Firm?   ☐ Yes   ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____	I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units of the Company.

___________________________________
Name of Purchaser [please print]

___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)
___________________________________
Name of Signatory (Entities only)

__________________________________
Title of Signatory (Entities only)
_______________________________ Name of Co-Purchaser [please print] ________________________________ Signature of Co-Purchaser

VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering. I acknowledge:

(a)	that I have reviewed the Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser’s account?  ☐ Yes   ☐ No

If “Yes,” please indicate the account number:_____________________________________

_____________________________________	____________________________________
Broker/Dealer	Account Executive
_____________________________________	____________________________________
(Name of Broker/Dealer)	(Signature)
_____________________________________	____________________________________
(Street Address of Broker/Dealer Office)	(Print Name)
_____________________________________	____________________________________
(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)
_____________________________________	____________________________________
(Telephone Number of Broker/Dealer Office)	(Date)
_____________________________________	____________________________________
(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)

Exhibit A

Wire Instructions

BANK NAME:	City National Bank
400 N. Roxbury Drive
Beverly Hills, CA 90212

REFERENCE:	Surfect Technologies, Inc.

ACCOUNT NUMBER:	112655700

ABA ROUTING #:	122016066